SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               February 13, 2001
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                  AIRPLANES U.S. TRUST

    (Exact Name of Registrants as Specified in Memorandum of Association or
                               Trust Agreement)


         Jersey, Channel Islands                     Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                 13-3521640
         (Commission File                            (IRS Employer
         Number)                                     Identification No.)

         Airplanes Limited                           Airplanes U.S. Trust
         22 Grenville Street                         1100 North Market Street
         St. Helier                                  Rodney Square North
         Jersey, JE4 8PX                             Wilmington, Delaware
         Channel Islands                             19890-0001
         (011 44 1534 609 000)                       (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated February 13, 2001, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.
















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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           AIRPLANES LIMITED


Date: February 13, 2001                    /s/ Roy M. Dantzic*
                                           -------------------------------------
                                           Director and Officer


Date: February 13, 2001                    AIRPLANES U.S. TRUST


                                           /s/ Roy M . Dantzic*
                                           -------------------------------------
                                           Controlling Trustee and Officer


                                           *By: /s/ Michael Walsh
                                                --------------------------------
                                                Attorney-in-Fact







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


                                 EXHIBIT INDEX

Exhibit A     -  Report to Certificateholders
Exhibit B     -  Power of Attorney for Airplanes Limited
Exhibit C     -  Power of Attorney for Airplanes U.S. Trust




































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